UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2014

MAD CATZ INTERACTIVE, INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7480 Mission Valley Road, Suite 101

San Diego, California 92108

(Address of Principal Executive Offices)

(619) 683-9830

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

In connection with a routine review of governance documents, on June 4, 2014, the board of directors of Mad Catz Interactive, Inc. (the “Company”) modified the Company’s standard form of directors and officers Indemnification Agreement and entered into such modified agreements (the “Agreement”) with each of its directors and executive officers. Each Agreement with a current director or officer amends and restates, from and after its date, the prior indemnification agreement between the Company and such director or officer, if such director or officer was a party to a prior indemnification agreement with the Company. The Agreement is intended for use by the Company for indemnification agreements entered into by the Company with directors or officers on or after June 4, 2014.

The foregoing is only a brief description of the Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the form of Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On June 4, 2014, Mad Catz, Inc. (“MCI”), a wholly-owned subsidiary of the Company, entered into an Amendment (the “Amendment”) to its Fourth Amended and Restated Loan Agreement (as amended, the “Loan Agreement”) between MCI and Wells Fargo Capital Finance, LLC. The Amendment includes the following: 1) reduces the maximum amount that can be borrowed under the facility from $30 million to $25 million; 2) eliminates the quarterly financial covenant; 3) adds a monthly financial covenant based on a trailing twelve months’ Adjusted EBITDA, as defined, effective June 2014 through June 2015; 4) increases the inventory sublimit; and 5) decreases the reserve amount by $500,000 if we maintain compliance with our financial covenants through June 2014 and another $500,000 if we maintain compliance with our financial covenants through September 2014.

Item 1.02.	Termination of a Material Definitive Agreement

Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference insofar as the amendment and restatement of the prior indemnification agreements may be deemed a termination of such prior agreements.

Item 2.02.	Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On June 5, 2014, the Company issued a press release announcing its financial results for its fiscal year ended March 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Form of Indemnification Agreement, approved and entered into between the Company and each of the Company’s directors and executive officers as of June 4, 2014.

99.1	Press Release, dated June 5, 2014, issued by Mad Catz Interactive, Inc. , furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2014	MAD CATZ INTERACTIVE, INC.

	By:	/s/ Karen McGinnis
Name: Karen McGinnis
Its: Chief Financial Officer